SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  March 10, 1998



                        PITTWAY CORPORATION
       (Exact name of registrant as specified in its charter)



        Delaware                                 13-5616408
(State or other jurisdiction                  (IRS Employer
     of incorporation)                    Identification Number)


                                1-4821
                       (Commission File Number)


200 South Wacker Drive, Suite 700, Chicago, Illinois   60606-5802
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (312) 831-1070





INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

On March 10, 1998, Registrant announced that a jury in the U.S. District Court in St. Paul, Minneosta handed down a verdict the previous day in ITI's patent suit against the Registrant relating to ITI's U.S. Patent 4,855,713. The patent relates to a method of entering wireless transmitter identity codes into security system control panels. The jury verdict awarded damages of approximately $36 million. The Registrant intends to appeal the verdict. The announcement is more fully described in the press release filed as
Exhibit 99 hereto, the first two paragraphs and last paragraph of which press release are hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits.
                                                    Sequentially
          Exhibit No.         Description          Numbered Pages

              99              Press release                3
                              dated March 10, 1998



                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PITTWAY CORPORATION
                                        (Registrant)

Dated: March 10, 1998               By:  /s/ Paul R. Gauvreau
                                         Paul R. Gauvreau
                                         Financial Vice President
                                         and Treasurer


                                - 2 -